Exhibit 10.44

REVOLVING CREDIT NOTE

$5,000,000.00	September 13, 2007û

        FOR VALUE RECEIVED, each of the undersigned THE ENSIGN GROUP, INC., a Delaware corporation, ENSIGN WHITTIER WEST LLC a Nevada limited liability company, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, and ENSIGN PANORAMA LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, ENSIGN SAN DIMAS LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, ENSIGN PALM I LLC, a Nevada limited liability company, ENSIGN SONOMA LLC, a Nevada limited liability company, ENSIGN WILLITS LLC, a Nevada limited liability company, ENSIGN PLEASANTON LLC, a Nevada limited liability company, 24th STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, and ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited liability company, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, a Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, SALADO CREEK SENIOR CARE, INC., a Nevada corporation, MCALLEN COMMUNITY HEALTHCARE, INC., a Nevada corporation and WELLINGTON HEALTHCARE, INC., a Nevada corporation (collectively and individually, "Borrower"), jointly and severally, promises to pay, in lawful money of the United States, to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "Lender"), the principal sum of FIVE MILLION and No/100 Dollars ($5,000,000.00), or so much of such principal sum as shall be advanced or readvanced and shall remain unpaid under the Loan established pursuant to that certain Amended and Restated Loan and Security Agreement as amended as of the date hereof by and among Borrower and Lender.

        1.     All capitalized terms used and not otherwise specifically defined in this Revolving Credit Note (the "Note") shall have the meanings given to them in the Loan Agreement.

        2.     This Note shall evidence the undersigned's obligation to repay certain sums advanced by Lender from time to time under the Loan Agreement and as part of the Loan. The actual amount due and owing from time to time under this Note shall be evidenced by Lender's records of receipts and disbursements with respect to the Loan, which shall be conclusive evidence of that amount, absent manifest error.

        3.     Interest due pursuant to this Note shall be payable monthly, in arrears, on the first Business Day of each month after the date of this Note (for the previous month).

        4.     This Note shall become due and payable upon the earlier to occur of (a) sixty (60) days from the date of this Note, or (b) the occurrence of any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, shall be due and payable in full. Lender shall then have the option at any time and from time to time to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement.

        5.     Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, whether at the stated maturity or by acceleration, interest on such unpaid amounts shall thereafter be payable at a rate per annum equal to five (5) percentage points above the stated rate of interest on this Note until such amounts shall be paid.

        6.     The undersigned and Lender intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the undersigned by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Lender); (b) neither the undersigned nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by applicable law; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate (as defined in the Loan Agreement). All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Note had been in effect, then the undersigned agrees to pay to Lender an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

        7.     This Note is the "Overline Note" referred to in the Amendment No. 5 to the Loan Agreement dated as of the date hereof among the Borrower and the Lender, and is issued pursuant to the Loan Agreement. Reference is made to the Loan Agreement for a statement of the additional rights and obligations of the undersigned and Lender. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan

Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

        8.     Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (a) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof; (b) agrees that Lender at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (c) to the extent permitted by law, waives all exemptions under the laws of the State of Maryland and/or any state or territory of the United States; (d) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (e) agrees to pay, in addition to all other sums of money due, all cost of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

        9.     No waiver by Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Lender in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

        10.   If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Note until Borrower and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

        11.   No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

        12.   This Note shall be binding upon the undersigned and its successors and assigns. Notwithstanding the foregoing, the undersigned may not assign any of its rights or delegate any of its obligations under this Note without the prior written consent of Lender, which may be withheld in its sole discretion.

        13.   Each entity constituting Borrower shall be jointly and severally liable for all of the obligations of Borrower under this Note.

        14.   THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE,

AND THE PARTIES EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWER, BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER'S ADDRESS SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT. BORROWER FURTHER WAIVES ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

        15.   IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWER OR OF ITS AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWER FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWER AGREES THAT LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWER IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE IN ANY JURISDICTION THAT RECOGNIZES THAT (OR ANY SIMILAR) DISTINCTION.

        16.   THE UNDERSIGNED HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE UNDERSIGNED'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        17.   THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES OR THE CLERK OF SUCH COURT TO APPEAR ON BEHALF OF THE UNDERSIGNED IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OF PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF LENDER IN THE FULL AMOUNT DUE ON THIS NOTE (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING. THE

UNDERSIGNED AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. THE UNDERSIGNED WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

        [SIGNATURES APPEAR ON FOLLOWING PAGES]

        IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.

BORROWER:
ATTEST/WITNESS:		THE ENSIGN GROUP, INC. a Delaware corporation

By:	/s/ ALAN J. NORMAN Alan J. Norman Vice President	By:	/s/ GREGORY K. STAPLEY Gregory K. Stapley Vice President

ENSIGN WHITTIER WEST LLC
ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLCv GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	The Flagstone Group, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary
ENSIGN SANTA ROSA LLC ENSIGN MONTGOMERY LLC ENSIGN CLOVERDALE LLC ENSIGN SONOMA LLC ENSIGN WILLITS LLC ENSIGN PLEASANTON LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By: Northern Pioneer Healthcare, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary

ENSIGN SAN DIMAS LLC ENSIGN PALM I LLC REDBROOK HEALTHCARE ASSOCIATES LLC CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Touchstone Care, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary

ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Bandera Healthcare, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary
ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC. ROSE PARK HEALTHCARE ASSOCIATES, INC.
ATTEST/WITNESS:		each, a Nevada corporation

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary
NORTHERN OAKS HEALTHCARE, INC. SALADO CREEK SENIOR CARE, INC. MCALLEN COMMUNITY HEALTHCARE, INC. WELLINGTON HEALTHCARE, INC.
ATTEST/WITNESS:		each, a Nevada corporation

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary